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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 16, 1999
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                     Mechanical Technology Incorporated
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           (Exact name of registrant as specified in its charter)

                                 New York
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       (State or other jurisdiction of incorporation or organization)

         0-6890                                      14-1462255
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 (Commission File Number)             (I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York                      12110
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 785-2211
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Item 5.   Other Events.

On November 8, 1999, Plug Power Inc. ("Plug Power") received correspondence from counsel to DCT, Inc., alleging, among other things, that Mechanical Technology Incorporated (the "Company") misappropriated from DCT, Inc. business and technical trade secrets, ideas, know-how and strategies relating to fuel cell systems, and that certain contractual obligations owed to DCT, Inc. were breached. The correspondence threatens litigation against the Company as well as Plug Power, Edison Development Corporation, DTE Energy Company and The Detroit Edison Company. The Company believes that the allegations made against the Company are without merit, and the Company intends to vigorously defend any litigation which may be filed against the Company with regard to this matter, but the ultimate outcome of any litigation is of course uncertain.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MECHANICAL TECHNOLOGY INCORPORATED

Date:   November 16, 1999               By:   /s/ Cynthia A. Scheuer
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                                        Cynthia A. Scheuer
                                        Chief Financial Officer